UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 28, 2011

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 28, 2011 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class II Directors:
	Name of Director	For	Withheld	Broker Non-Votes
	Samuel L. Barker, Ph.D.	275,620,416	2,268,924	38,376,326
	Christopher J. Sobecki	258,704,702	19,184,638	38,376,326
	Judith L. Swain, M.D.	275,416,535	2,472,805	38,376,326

		For	Against	Abstain	Broker Non-Votes
(2)	Advisory vote on the compensation paid to our named executive officers	218,152,121	52,252,078	7,485,141	38,376,326

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
(3)	Advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers	257,862,309	128,024	12,425,685	7,473,322	—

		For	Against	Abstain	Broker Non-Votes
(4)	Ratification and approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011	315,712,100	411,574	141,992	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 29, 2011	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel